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                                                               Exhibit (10)-6



                             AMENDMENT TO CERTAIN
                        STOCK OPTION AGREEMENTS BETWEEN
                   WISCONSIN ENERGY CORPORATION ("COMPANY")
                         AND _________________________



     The Company and ___________________ are parties to the following stock option agreements ("Option Agreements"):


Date of Grant       Incentive Stock Options        Non-Qualified Stock Options
-------------       -----------------------        ---------------------------





     The parties to the Option Agreements hereby amend each to add the following new paragraph 7:

          7.  SPECIAL PROVISION
              -----------------

              The Company has entered into an agreement and plan of merger by and among Northern States Power Company, Wisconsin Energy Corporation, Northern Power Wisconsin Corp., and WEC Sub Corp., dated as of April 28, 1995 (the "Merger Agreement"). Notwithstanding any other provision of any of the Option Agreements or the Plan, none of the transactions contemplated by the Merger Agreement shall constitute a Change In Control for purposes of this option and the related contingent performance dividend units.


     IN WITNESS WHEREOF, the parties have signed this Amendment, as of the date set forth below.


                                           WISCONSIN ENERGY CORPORATION



Dated: _________________________           By: ______________________________
                                               Richard A. Abdoo
                                               Chairman, President and
                                               Chief Executive Officer



Dated: _________________________           By: ______________________________